UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________
FORM 8-K
__________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2024
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Casella Waste Systems, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane,
Rutland,	Vermont	05701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (802) 775-0325
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	CWST	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On November 21, 2024, Casella Waste Systems, Inc. (the “Company”) announced an offering of up to $45.0 million aggregate principal amount of the Finance Authority of Maine (the “Authority”) Solid Waste Disposal Revenue Bonds (Casella Waste Systems, Inc. Project) Series 2024 (the “Bonds”) under an indenture between the Authority and the bond trustee. The Bonds will be guaranteed under a guaranty (the “Guaranty”) by substantially all of the Company’s subsidiaries (the “Guarantors”), as required by the terms of the financing agreement between the Authority and the Company (the “Financing Agreement”) pursuant to which the Authority will loan the proceeds of the Bonds to the Company.
The Company intends to use the proceeds of the Bonds to fund the costs of certain qualifying capital projects in the State of Maine, to pay certain costs of issuance, and to refinance and repay in full on the stated maturity date of January 1, 2025 (required to be paid on January 2, 2025 under the applicable indenture) the Authority’s Solid Waste Disposal Revenue Bonds (Casella Waste Systems, Inc. Project) Series 2005 (the “2005 Bonds”) previously issued to finance certain project costs and costs of issuance under an indenture between the Authority and the bond trustee dated as of December 1, 2005, as amended.
The exact terms and timing of the offering of the Bonds will depend upon market conditions and other factors. There can be no assurance that all approvals with respect to the Bonds will be received, that all other conditions to the issuance of the Bonds will be satisfied or that the offering will be completed.
The Bonds will not be a general obligation of the Authority and will not constitute indebtedness of or a charge against the general credit of the Authority. The Bonds will not be a debt of the State of Maine or any political subdivision of the State of Maine and will be payable solely from any remarketing proceeds and from amounts received from the Company under the terms of the Financing Agreement and from the Guarantors under the Guaranty.
The Bonds will be offered only to qualified institutional buyers as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).
The Bonds have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and other applicable securities laws.
A copy of the Company’s press release announcing the offering of the Bonds is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. Neither this Current Report on Form 8-K nor the press release attached hereto as Exhibit 99.1 shall constitute an offer to sell or the solicitation of an offer to buy the Bonds, nor shall there be any sale of the Bonds in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This notice is being issued pursuant to and in accordance with Rule 135c under the Securities Act.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release of Casella Waste Systems, Inc. dated November 21, 2024, relating to the offering of the Bonds.

101.SCH	Inline XBRL Taxonomy Extension Schema Document.**

101.LAB	Inline XBRL Taxonomy Label Linkbase Document.**

101.PRE	Inline XBRL Taxonomy Presentation Linkbase Document.**

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101).

**	Submitted Electronically Herewith.

Forward-Looking Statements
Certain matters discussed in this Current Report on Form 8-K, including, among others, the statements regarding the offering of the Bonds and the Company’s expectations regarding the use of proceeds of the Bonds (including to refinance the 2005 Bonds), are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “will,” “would,” “intend,” “estimate,” “guidance” and other similar expressions, whether in the negative or affirmative. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which the Company operates and management’s beliefs and assumptions. The Company cannot guarantee that the offering of the Bonds will be completed, that the Bond proceeds will be available or applied as expected, or that it actually will achieve the plans, intentions, expectations or guidance disclosed in the forward-looking statements made. Such forward-looking statements involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in the Company’s forward-looking statements. Such risks and uncertainties include or relate to, among other things: market conditions and the Company’s ability to consummate the offering of the Bonds, the receipt of all necessary consents and the satisfaction of all other closing conditions with respect to the issuance of the Bonds, as well as additional risks and uncertainties detailed in Item 1A, “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2023, in Item 1A, “Risk Factors” in the Company’s most recently filed Form 10-Q and in other filings that the Company periodically makes with the Securities and Exchange Commission. There can be no assurance that the Company will be able to complete the offering of the Bonds on the anticipated terms, or at all. The Company undertakes no obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASELLA WASTE SYSTEMS, INC.

Date: November 21, 2024	By:	/s/ Bradford J. Helgeson
Bradford J. Helgeson
Executive Vice President and Chief Financial Officer

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